SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                          GUM TECH INTERNATIONAL, INC.
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                          GUM TECH INTERNATIONAL, INC.
                             246 East Watkins Street
                             Phoenix, Arizona 85004
                                 (602) 252-1617

                                   ----------

                           NOTICE AND PROXY STATEMENT
                       For Annual Meeting of Shareholders
                          To Be Held on August 11, 1999

                                   ----------

To the Holders of Our Common Stock:

         The Annual Meeting of Shareholders (the "Annual Meeting") of Gum Tech International, Inc. will be held at the Phoenix Airport Marriott, 1101 N. 44th Street, Phoenix, Arizona, on August 11, 1999 at 10:00 AM, local time, to consider and act upon the following proposals:

          1. To elect five directors to Gum Tech's Board of Directors to serve for the next year or until their successors are elected; and

          2. To transact such other business as may properly come before the Annual Meeting. Management is presently aware of no other business to be considered at the Annual Meeting.

         The Board of Directors has fixed the close of business on July 14, 1999 as the record date for the determination of Shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Common Stock can be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. A copy of our 1998 Annual Report to Shareholders which includes our financial statements was mailed with this Notice and Proxy Statement on or about July 19, 1999 to all Shareholders of record as of the record date. We cordially invite you to attend the Meeting.

         Your attention is directed to the attached Proxy Statement.

                                             By Order of the Board of Directors,

                                             William J. Hemelt
                                             Secretary

Phoenix, Arizona
July 15, 1999

--------------------------------------------------------------------------------

                                    IMPORTANT

Shareholders are earnestly requested to DATE, SIGN and MAIL the enclosed proxy. A postage paid envelope is provided for mailing.

--------------------------------------------------------------------------------

                          GUM TECH INTERNATIONAL, INC.

                             246 East Watkins Street
                             Phoenix, Arizona 85004
                                 (602) 252-1617

                                 PROXY STATEMENT

         Proxies in the form enclosed are solicited by the Board of Directors of Gum Tech International, Inc., a Utah corporation ("Gum Tech"), for use at our 1999 Annual Meeting of Shareholders (the "Annual Meeting") to be held on August 11, 1999. The proxy materials were mailed on or about July 19, 1999 to shareholders of record as of the close of business on July 14, 1999 (the "Record Date").

VOTING SECURITIES OUTSTANDING

         As of July 8, 1999, there were 7,508,345 outstanding shares of our common stock. Each share of our common stock is entitled to one vote on each matter of business to be considered at the Annual Meeting. Cumulative voting for directors is not permitted. A majority of the issued and outstanding shares entitled to vote, represented at the meeting in person or by proxy, will constitute a quorum.

BOARD OF DIRECTORS

         At the Annual Meeting, five directors will be elected, each to hold office until our next Annual Meeting of Shareholders or until his successor is elected and qualified. Cumulative voting is not permitted for the election of directors. In the absence of instructions to the contrary, the person named in the accompanying proxy will vote in favor of the election of each of the persons named below as our director nominees. All of the nominees are presently members of the Board of Directors. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the person named in the proxy intends to vote for the election in his stead of such person as our Board of Directors may recommend.

         For information regarding the nominees proposed for election at the Annual Meeting, see "Information Concerning Directors, Nominees and Executive Officers" in the following section.

REVOCATION OF PROXIES

         Should you submit the enclosed proxy, you have the power to revoke it at any time before it is exercised by either: (i) attending the Annual Meeting and voting in person; (ii) duly executing and delivering a proxy bearing a later date; or (iii) sending written notice of revocation to the Secretary of the Company at 246 East Watkins Street, Phoenix, Arizona 85004.

SOLICITING PROXIES

         We will bear the cost of solicitation of proxies, including the charges and expenses of brokerage firms and others who forward proxy materials to beneficial owners of stock. Our solicitation will be by mail, except for any incidental personal solicitation made by our directors, officers and employees, who will receive no additional compensation for such solicitations.

         The information contained in this Proxy Statement should be reviewed in conjunction with the financial statements, notes to financial statements, independent auditors' reports and other information included in our 1998 Annual Report to stockholders that was mailed with this Proxy Statement to all stockholders of record on the Record Date.

                              ELECTION OF DIRECTORS

                                (PROPOSAL NO. 1)

         At the Annual Meeting, we will seek the election of Bruce A. Jorgenson, M.D., Gary S. Kehoe, William D. Boone, W. Brown Russell, III, and William Yuan as directors, each to hold office until our next Annual Meeting of Shareholders or until his successor is elected and qualified.

Required Vote

         The five nominees receiving the highest number of votes cast at the Annual Meeting will be elected.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF BRUCE A. JORGENSON, M.D., GARY S. KEHOE, WILLIAM D. BOONE, W. BROWN RUSSELL, III, AND WILLIAM YUAN.

                             INFORMATION CONCERNING
                   DIRECTORS, NOMINEES, AND EXECUTIVE OFFICERS

         The following sets forth certain information with respect to Directors, nominees to the Board of Directors, and executive officers of Gum Tech.

         NAME              AGE   POSITION WITH COMPANY AND TENURE
         ----              ---   --------------------------------

Bruce A. Jorgenson, M.D.   55    Chairman  of the  Board  of  Directors  since
                                 1998,  Director since 1997

Gary S. Kehoe              40    President since 1998 and Chief Operating
                                 Officer and Director since 1995

William D. Boone           51    Director since 1998

William J. Hemelt          45    Secretary, Treasurer, Chief Financial Officer
                                 since June 1998 (Principal Financial Officer)

W. Brown Russell, III      43    Director of Investor Relations and Legal and
                                 Director since 1998

William A. Yuan            38    Director since 1998

         BRUCE A. JORGENSON, M.D. joined the Board of Directors in 1997 and was elected Chairman in 1998. Dr. Jorgenson is a pediatrician in Layton, Utah for Wee Care Pediatrics, one of the largest pediatric care centers in Utah. In 1986, Dr. Jorgenson founded Wee Care Pediatrics and was the sole proprietor until April 1998, when he sold the practice to Kelson Physician Partners. Dr. Jorgenson earned his Doctor of Medicine from Temple University.

         GARY S. KEHOE joined Gum Tech in 1995 as a Director and Chief Operating Officer. He was responsible for construction and start-up of Gum Tech's manufacturing facility and research and development of gum products. In February 1998, the Board of Directors elected Mr. Kehoe President of Gum Tech. Prior to joining us in 1995, Mr. Kehoe was employed by Planters/LifeSavers, a division of Nabisco Food Group in various capacities, including Senior Food Technologist, where he was responsible for functional and nutriceutical products in the confectionery division. He developed or co-developed several new technologies, processes, and products involving CareFree, Bubble Yum, Fruit Stripe, and Beech Nut chewing gums and is listed as inventor or co-inventor on 22 U.S. patents filed by Nabisco and Gum Tech.

         WILLIAM D. BOONE was elected to the Board of Directors in February 1998, and served as a manufacturing consultant to Gum Tech in early 1998. Mr. Boone has 30 years experience in small business management and sales growth, including co-founding and co-managing Trade Printers, Inc., a Phoenix-based wholesale printing manufacturer which he subsequently sold.

         WILLIAM J. HEMELT joined us in June 1998 as our Chief Financial Officer, Treasurer, and Secretary. From 1980 to 1997, Mr. Hemelt held a variety of financial positions with Arizona Public Service Company, Arizona's largest utility, including 6 years as Treasurer and 4 years as Controller. Mr. Hemelt earned a Master of Business Administration and a Bachelor of Science in Electrical Engineering from Lehigh University.

         W. BROWN RUSSELL, III was elected to the Board of Directors in February 1998. Subsequently, he joined us as Special Advisor to the President before assuming his current position as Director of Investor Relations and Legal. Before joining us, Mr. Russell operated Brown Russell Investment Services, Inc., a private money management firm. From 1987 to 1994, Mr. Russell was the President of Capital Investment Properties, a real estate and property management firm based in Athens, Georgia. During this time, Mr. Russell was also a partner in the law firm of Russell & Russell. Mr. Russell earned a Juris Doctorate and Bachelor of Arts from the University of Georgia.

         WILLIAM A. YUAN has been a Director of Gum Tech since 1998. Mr. Yuan is President and Chief Executive Officer of Reliance Management, LLC. From 1985 until 1996, Mr. Yuan was employed by Merrill Lynch and Salomon Smith Barney in various positions. Mr. Yuan earned a Bachelor of Science in Economics from Cornell University.

         All Directors' terms are on an annual basis. In February 1998, Messrs. Gerald N. Kern, Robert J. Kwait, Jack Kessler, and Paul Peckman resigned as directors. In March 1998, William G. Meris resigned as a director. In May 1998, Mr. Richard Ratcliff resigned as a director. Jeffrey L. Bouchy resigned as Principal Financial Officer in June 1998.

                       MEETINGS OF THE BOARD OF DIRECTORS
                               AND ITS COMMITTEES

         During the fiscal year ended December 31, 1998, our Board of Directors held 11 meetings, either in person or by consent resolution. All Directors attended or participated in at least 75% of those meetings and the total number of meetings held by all committees of the board on which they served.

AUDIT COMMITTEE

         In 1998, our Board of Directors elected Dr. Bruce A. Jorgenson, William Boone, William A. Yuan, and W. Brown Russell to the Audit Committee. The functions of the Audit Committee are to receive reports with respect to loss contingencies, the public disclosure or financial statement notation of which may be legally required; annually review and examine those matters that relate to a financial and performance audit of our employee plans; recommend to our Board of Directors the selection, retention, and termination of the our independent accountants; review the professional services, proposed fees and independence of such accountants; and provide for the periodic review and examination of management performance in selected aspects of corporate responsibility. The Audit Committee held one meeting during fiscal 1998.

COMPENSATION COMMITTEE

         In 1998 our Board of Directors elected Dr. Bruce A. Jorgenson and William Boone to the Compensation Committee. The functions of the Compensation Committee are to review annually the performance of the President and other principal officers whose compensation is subject to the review and recommendation by the Compensation Committee to our Board of Directors. Additionally, the Compensation Committee is to review compensation of outside directors for service on our Board of Directors and on committees of our Board of Directors, and to review the level and extent of applicable benefits we provided with respect to automobiles, travel, insurance, health and medical coverage, stock options and other stock plans and benefits. The Compensation Committee held one meeting during fiscal 1998.

                              DIRECTOR COMPENSATION

         Our nonemployee directors receive reimbursement for out-of-pocket expenses incurred in attending Board of Directors' meetings and have been granted stock options under our 1995 Stock Option Plan.

                             EXECUTIVE COMPENSATION

         The following table discloses certain compensation paid to our Chief Executive Officers for the years ended December 31, 1996, 1997, and 1998. Mr. Gerald N. Kern, our former Chief Executive Officer, resigned in February 1998 and was replaced by Mr. Gary S. Kehoe. No other Gum Tech executive officer, as of December 31, 1998, earned more than $100,000 in annual compensation during the fiscal year ended December 31, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM COMPENSATION
                                                                  ------------------------------------
                                   ANNUAL COMPENSATION                      AWARDS            PAYOUTS
                            ------------------------------------  -----------------------     -------
                                                                               SECURITIES
                                                                  RESTRICTED   UNDERLYING
NAME AND                                            OTHER ANNUAL    STOCK       OPTIONS/        LTIP      ALL OTHER
PRINCIPAL POSITION   YEAR    SALARY        BONUS    COMPENSATION   AWARDS(S)      SARS         PAYOUTS  COMPENSATION(1)
------------------   ----   ---------     -------   ------------  ----------   ----------      -------  ---------------
Gary S. Kehoe        1998   $ 95,000     $30,000(2)       0           0        188,000(3)         0        $  2,847
 President, Chief    1997   $ 84,333     $20,000(4)       0           0         88,000(5)         0        $    880
 Operating Officer   1996   $ 75,417     $20,000          0           0        100,000(5)         0               0
Gerald N. Kern (6)   1998   $ 25,000(6)        0     $1,200(7)        0        100,000(8)         0        $200,500(9)
 Former Chief        1997   $160,483     $36,080     $8,800(7)        0        156,500(10)        0        $  1,750
 Executive Officer   1996   $ 56,250           0          0           0        300,000(10)(11)    0             0

----------
(1)  Includes  Gum  Tech  matching   contributions  under  our  SRA/IRA  defined
     contribution program.

(2)  Includes $10,000 that was accrued in 1998 but paid in 1999.

(3) Represents options originally granted in prior years that were repriced in 1998. (See footnote 5 below). In accordance with SEC rules, these options are reported as options granted during the fiscal year 1998 as a result of the repricing of these options in April 1998. See "Repricing of Options" for additional information regarding this repricing.

(4)  Includes $10,000 that was accrued in 1997 but paid in 1998.

(5) Each option was repriced to $5.625 per share in April 1998, equal to the fair market value on the date of repricing.

(6)  Mr. Kern resigned in February 1998.

(7)  Automobile allowance paid to Mr. Kern.

(8) Represents options granted pursuant to Mr. Kern's termination agreement (See "Related Transactions").

(9) Includes $200,000 severance payment pursuant to Mr. Kern's termination agreement (See "Related Transactions").

(10) These options were subsequently canceled pursuant to Mr. Kern's termination agreement.

(11) Excludes option to purchase 50,000 shares acquired from Mr. Ratcliff, former Board Chairman and Chief Executive Officer.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table provides information on option grants during the year ended December 31, 1998 to the named executive officers:

                                     INDIVIDUAL GRANTS
                  --------------------------------------------------------
                    NUMBER OF
                   SECURITIES       PERCENT OF
                   UNDERLYING     TOTAL OPTIONS/    EXERCISE
                  OPTIONS/SARS     SARS GRANTED       PRICE
                                 TO EMPLOYEES IN      (PER      EXPIRATION
    NAME           GRANTED       FISCAL YEAR (1)     SHARE)        DATE
    -----          -------       ---------------    --------    ----------
                   100,000(1)         11.0%          $5.625      12/30/99
Gary S. Kehoe       88,000(1)          9.7%          $5.625       9/23/00
Gerald N. Kern     100,000(2)         11.0%           $5.81       2/10/99

----------
(1) Represents options originally granted in prior years that were repriced in 1998. In accordance with SEC rules, these options are reported as options granted during the fiscal year 1998 as a result of the repricing of these options in April 1998. See "Repricing of Options" for additional information regarding this repricing.

(2) Represents options granted pursuant to Mr. Kern's termination agreement (See "Related Transactions").

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES

         The following table provides information on the value realized by the exercise of options by the named executive officers during 1998 and the value of the named executive officer's unexercised options at December 31, 1998.

                  SHARES                   NUMBER OF SECURITIES
                 ACQUIRED                 UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                  SHARES                     OPTIONS/SARS AT            IN-THE-MONEY OPTIONS/
                 ACQUIRED                    FISCAL YEAR-END           SARS AT FISCAL YEAR-END
                    ON                 ---------------------------   ---------------------------
    NAME         EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
    ----         --------   --------   -----------   -------------   -----------   -------------
Gary S. Kehoe     50,000    $175,000     144,000        44,000         $297,000       $90,750
Gerald N. Kern   100,000    $142,501        0             0               0              0

                              REPRICING OF OPTIONS

         In April 1998, our Board of Directors approved a repricing of all outstanding options held by employees, including officers, of Gum Tech. In connection with this repricing, the Board of Directors determined that the imbalance between the original exercise price of the options held by the employees and the lower market price of the common stock that prevailed in early 1998 was not an appropriate incentive to achieve our long-term goals. The repriced options have exercise prices of $5.625 per share, equal to the fair market value on the date of repricing. Except for the new exercise price, the terms of the options remain the same.

                            Bruce Jorgenson, Chairman
                                  Gary S. Kehoe
                                  William Yuan
                                  William Boone
                                W. Brown Russell

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such officers, directors and shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms were required for such persons, we believe that during the fiscal year ended December 31, 1998, all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with except as set forth below.

         In connection with the 1998 repricing of his options, Gary S. Kehoe filed his 1998 Form 5 in April, 1999.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information, as of July 6, 1999, with respect to the number of shares of our common stock beneficially owned by the named executive officers, by individual directors, by all directors and officers of Gum Tech as a group, and by persons known by Gum Tech to own more than 5% of our common stock. All shares are owned beneficially and of record. The address of all persons (unless otherwise noted in the footnotes below) is in care of Gum Tech at 246 E. Watkins Street, Phoenix, Arizona 85004.

NAME OF BENEFICIAL                 NUMBER OF         PERCENT OF COMMON
OWNER AND ADDRESS                   SHARES              STOCK OWNED
------------------                 ---------         -----------------

Gary S. Kehoe(1)                    234,000                 3.1%
William D. Boone(2)                  60,200                 0.8%
William A. Yuan(3)                   10,071                 0.1%
W. Brown Russell, III(4)             63,500                 0.8%
Bruce A. Jorgenson(5)               190,700                 2.5%
William J. Hemelt (6)                31,000                 0.4%
All directors and                   589,471                 7.5%
officers as a group(7)
(6 persons)

----------
(1)  Includes options to purchase 144,000 shares at $5.625 per share.
(2) Includes options to purchase 10,000 shares at $6.88 per share and 50,000 shares at $5.625 per share.
(3)  Includes options to purchase 10,000 shares at $5.81 per share.
(4) Includes options to purchase 10,000 shares at $6.88 per share and 50,000 shares at $5.625.
(5)  Includes options to purchase 20,000 shares at $11.44 per share.
(6)  Includes options to purchase 25,000 shares at $5.50 per share.
(7) Does not include shares beneficially owned by Gerald Kern, a former Chief Executive Officer.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Since 1994, we have purchased an ingredient used in our ChromaTrim gum product from Interhealth Nutritionals, Inc., ("Interhealth"), a company in which Mr. Ratcliff was formerly a member of the Board of Directors. Mr. Ratcliff was a member of our Board until April 1998. We did not pay a different price for the ingredient during the time Mr. Ratcliff was a member of Interhealth's Board of Directors and we believes that the price we have paid and currently pay for the ingredient is fair, reasonable, and consistent with prices charged by unaffiliated suppliers.

         On February 10, 1998, we entered into a Settlement Agreement and Release with Mr. Kern pursuant to his resignation as Chief Executive Officer. The Agreement includes a severance package including payment of $200,000, the forgiveness of $116,000 of debt and officer's advances owed to Gum Tech, and options to acquire 100,000 shares of our common stock, which are exercisable by Mr. Kern for up to one year at $5.81 per share. In addition, in connection with the severance, all of Mr. Kern's existing options were canceled.

         We believe that the terms of the agreements described above which involve our officers, directors, principal shareholders or affiliates are fair, reasonable, and consistent with terms that we could obtain from unaffiliated third parties. All future agreements with officers, directors, principal shareholders, and affiliates will be approved by a majority of our disinterested directors.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The principal independent public accounting firm utilized by Gum Tech during the fiscal year ended December 31, 1998, was Angell & Deering, independent certified public accountants (the "Auditors"). We presently contemplate that the Auditors will be retained as our principal accounting firm throughout the fiscal year ending December 31, 1999. We anticipate that a representative of the Auditors will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of the Auditors will be afforded an opportunity to make a statement if the Auditors so desire.

                            PROPOSALS BY SHAREHOLDERS

         Any shareholder desiring to have a proposal included in our proxy statement for our 2000 Annual Meeting must deliver such proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934) to our principal executive offices not later than February 28, 2000.

                                  OTHER MATTERS

         Our Board of Directors is not presently aware of any matters to be presented at the meeting other than those described above. However, if other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy on such matters in accordance with their judgment.

                                  ANNUAL REPORT

         A copy of our 1998 Annual Report to Shareholders which includes our financial statements for the fiscal year ended December 31, 1998, was mailed with this Notice and Proxy Statement on or about July 19, 1999 to all shareholders of record on July 14, 1999. We will provide our complete Annual Report on Form 10-KSB at no charge to any requesting person.


                                                    GUM TECH INTERNATIONAL, INC.

                                                    William J. Hemelt
                                                    Secretary

Phoenix, Arizona
July 15, 1999

                          GUM TECH INTERNATIONAL, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints GARY S. KEHOE and WILLIAM J. HEMELT with full power of substitution, the true and lawful attorney and proxy of the undersigned, to attend the Annual Meeting of the Shareholders of GUM TECH INTERNATIONAL, INC. to be held at Phoenix Airport Marriott, 1101 N. 44th Street, Phoenix, Arizona, on August 11, 1999 at 10:00 a.m., local time, and any adjournments thereof, and to vote the shares of Gum Tech common stock standing in the name of the undersigned, as directed below, with all the powers the undersigned would possess if personally present at the meeting.

     Proposal No. 1: To elect five directors to Gum Tech's Board to serve for the next year or until their successors are elected.

     Nominees: BRUCE A. JORGENSON, M.D., GARY S. KEHOE, WILLIAM D. BOONE,
               W. BROWN RUSSELL, III, AND WILLIAM A. YUAN

      ____ VOTE for all nominees except those whose names are written on the line provided below (if any).
               __________________________

      ____     VOTE WITHHELD on all nominees

         PLEASE PROMPTLY DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

This proxy will be voted in accordance with the directions indicated herein. If no specific directions are given, this proxy will be voted for approval of all nominees listed herein, for approval of the proposals listed herein and, with respect to any other business as may properly come before the meeting, in accordance with the discretion of the proxies.

         DATED:_______________, 1999


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                                        (Signature)


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                                        (Signature)

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